UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2014

LiqTech International, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-53769	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)	(Zip Code)

+4544986000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On the July 28, 2014, LiqTech International, Inc., a Nevada corporation (the “Company”), through its subsidiary, LiqTech International A/S, a Danish company (“Sub”), completed the acquisition of all of the issued and outstanding capital stock (the “Target Shares”) of Provital Solutions A/S, a Danish company (“Provital”) from Masu A/S, a Danish company (the “Seller”). In consideration for the Target Shares, the Seller received cash consideration in the sum of DKK12,600,000, that is, approximately USD$2,300,000, and 4,044,782 shares of the Company’s common stock (the “Payment Shares”). One-third (1/3) of the Payment Shares shall be subject to a lock-up period of six (6) months. The remaining two-thirds (2/3) of the Payment Shares shall be held in escrow and one-third of the Payment Shares will be released from escrow contingent upon Provital, for the year ending December 31, 2014, achieving (i) gross revenues of not less than DKK65,000,000 and EBITDA of DKK6,500,000, or (ii) EBITDA of not less than DKK10,000,000 and gross revenues of not less than DKK50,000,000. Another one-third (1/3) of the Payment Shares will be released from escrow contingent upon Provital, for the year ending December 31, 2015, achieving (i) gross revenues of not less than DKK120,000,000 and EBITDA of DKK12,000,000, or (ii) EBITDA of not less than DKK16,000,000 and gross revenues of not less than DKK80,000,000.

The purchase agreement includes “catch up” provisions that provide that the Payment Shares placed in escrow will be released from escrow if Provital (1) for the years ending December 31, 2014 and December 31, 2015, achieves accumulated gross revenues (i) exceeding DKK185,000,000 and EBITDA of DKK18,500,000, or (ii) EBITDA of not less than DKK26,000,000 and gross revenues of not less than DKK130,000,000 or (2) for the year ending December 31, 2016, achieves gross revenues exceeding DKK105,000,000 and EBITDA of not less than DKK21,000,000.

The foregoing description of the purchase agreement and acquisition does not purport to be complete and is qualified in its entirety by reference to such document, which is incorporated by reference as Exhibit 10.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective July 29, 2014, the board of directors (the “Board”) of the Company, accepted the amicable resignation of Finn Helmer from his position as Chief Executive Officer of the Company.

The Board appointed Sune Mathiesen to serve as Chief Executive Officer and as a member of the Board commencing on July 30, 2014 until his successor is duly elected, qualified and seated or until his earlier resignation or removal.

On July 29, 2014, LiqTech International A/S and Mr. Mathiesen entered into an Employment Agreement pursuant to which Mr. Mathiesen shall also serve as Director and Chief Executive Officer of the Company. In consideration for Mr. Mathiesen’s services to the Company, Mr. Mathiesen shall receive an annual base salary initially set at DKK 1,500,000. Mr. Mathiesen’s Employment Agreement also provides that he shall receive a yearly bonus of five percent (5%) of the average gross profit for LiqTech International A/S and Provital Solutions A/S for any sales (revenue) greater than or equal to DKK130,000,000 per year. The calculation in connection with the bonus is described in the Employment Agreement. In addition, Mr. Mathiesen shall be entitled to five weeks’ vacation, a Company mobile phone, broadband connection in his residence, a Company laptop and reimbursement of Company-related travel expenses. The Company may terminate Mr. Mathiesen’s employment upon not less than 12 months’ notice and Mr. Mathiesen may terminate with 12 months’ notice to the end of the month. The contract is irredeemable from both parties until December 31, 2016.

Mr. Mathiesen has served as CEO and as a Director of Masu A/S, a Danish company since February, 2013. He has served as CEO and Director of the Board of Provital Solutions A/S since March, 2012. Before that he served as Country Manager of Broen Lab Group since August, 2010 and before that as Country Manager of GPA Flowsystem since February, 2000. Mr. Mathiesen has a solid background in executive management, sales and turn-arounds. Mr. Mathiesen has been working hands-on with technical products within the valves and fittings industry for the past 16 years. He has a degree in commercial science from Via College in Randers.

ITEM 7.01 REGULATION FD

On July 29,2014, the Company conducted a conference call utilizing the presentation attached hereto as Exhibit 99.4 which discussed the recent public stock ofering and the acquisition of Provital.

ITEM 8.01 OTHER EVENTS

On July 29, 2014, the Company issued a press release announcing the appointment of Sune Mathiesen, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

The Provital Solutions A/S audited financial statements for the years ended December 31, 2013 and 2012 are are incorporated by reference into this Form 8-K as Exhibit 99.2.

The consent of BDO Statsautoriseret revisionsaktieselskab, Provital Solution A/S's independent auditors, is incorporated by reference as Exhibit 23.1 to this Form 8-K.

(b)	Pro Forma Financial Information.

The following unaudited proforma condensed combined financial information related to the acquisition by Sub of

Provital Solutions A/S are incorporated by reference into this Form 8-K as Exhibit 99.3:

(i)	Unaudited pro forma condensed combined Balance Sheet as of March 31, 2014;
(ii)	Unaudited pro forma condensed combined Statement of Operations as of March 31, 2014; and
(iii)	Notes to Unaudited pro forma condensed combined financial statements.

(c)	Not applicable.

(d)	Exhibits:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 10.1	Securities Purchase Agreement, dated July 15, 2014 by and among LiqTech International A/S, a Danish company, Provital Solutions A/S, a Danish company and Masu A/S, a Danish company	Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K as filed with the SEC on July 16, 2014

Exhibit 10.2	Employment Contract (Sune Mathiesen)	Provided herewith

Exhibit 23.1	Consent of BDO Statsautoriseret revisionsaktieselskab	Incorporated by reference to Exhibit 23.1 to the Company's Current Report on Form 8-K as filed with the SEC on July 16, 2014

Exhibit 99.1	Press Release Regarding Appointment of Sune Mathiesen as Chief Executive officer and Member of the Board	Provided herewith

Exhibit 99.2	Provital Solutions A/S Financial Statements	Incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K as filed with the SEC on July 16, 2014

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information	Incorporated by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K as filed with the SEC on July 16, 2014

Exhibit 99.4	Investor Presentation	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.
Date: August 1, 2014	/s/ Soren Degn
Soren Degn
Chief Financial Officer